NATIONAL PENN BANCSHARES, INC.
                         ------------------------------

                        1997 EMPLOYEE STOCK PURCHASE PLAN

                            (As amended and restated,
                          effective December 20, 2000)

         The following constitutes the provisions of the Employee Stock Purchase Plan (the "Plan") of National Penn Bancshares, Inc. (the "Company").

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the Company's intention to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. Definitions.
            -----------

         (a) "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Common Stock" means the Company's common stock, without par value.

         (d) "Compensation" means all regular straight-time gross earnings excluding payments for overtime, incentive compensation, incentive payments, bonuses, commissions and other compensation. For Employees paid on a commissions only basis, "straight-time gross earnings" means commissions paid.

         (e) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or re-employment upon the expiration of such leave is guaranteed by contract or statute.

         (f) "Contributions" means all amounts credited to the account of a participant pursuant to the Plan.

         (g) "Employee"  means any person  employed by the Company or one of its
Subsidiaries,   including   any  officer  of  the  Company  or  of  one  of  its
Subsidiaries.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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         (i)  "Offering  Date"  means the first  business  day of each  Offering
Period of the Plan.

         (j) "Offering Period" means a period of three (3) months beginning on January 1, April 1, July 1 or October 1 of each year.

         (k) "Purchase Date" means the last day of each Offering Period of the Plan.

         (l) "Subsidiary" means a corporation of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3. Eligibility.
            -----------

         (a) Any person who has been continuously employed as an Employee for at least three (3) months prior to the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

         (b) No Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on January 1, April 1, July 1 and October 1 of each year. The Plan shall continue until terminated in accordance with Section 19 hereof.

         5. Participation. An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than one

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

percent (1%) and not more than ten percent (10%)) to be paid as Contributions pursuant to the Plan.

         6. Method of Payment of Contributions.
            ----------------------------------

         (a) The participant shall elect to have payroll deductions made on each payday during an Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of such participant's Compensation on each such payday; provided that the aggregate of such payroll deductions during an Offering Period shall not exceed ten percent (10%) of the participant's aggregate Compensation during such Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

         (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Purchase Date of the offering to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

         (c) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during an Offering Period, may increase or decrease the rate of his or her Contributions during such Offering Period, without withdrawing from the Plan, by completing and filing with the Company a new subscription agreement within the ten (10) day period immediately preceding the beginning of any month during the Offering Period. The change in rate shall be effective as of the beginning of the month following the date of filing of the new subscription agreement and shall comply with the limits as provided in Section 6(a).

         (d) To the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to zero percent (0%) at such time, during any Offering Period which is scheduled to end during the current calendar year, that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $25,000. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

         7. Grant of Option.
            ---------------

         (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase, on the Purchase Date of such

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
Offering Period, the number of shares of Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by ninety percent (90%) of the fair market value of a share of Common Stock on the Purchase Date; provided, however, that the maximum number of shares an Employee may purchase in any one calendar year shall be determined at the Offering Date by dividing $25,000 by the fair market value of a share of Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The fair market value of a share of Common Stock shall be determined as provided in Section 7(b) herein.

         (b) The  option  price  per  share  of the  shares  offered  in a given
Offering Period shall be ninety percent (90%) of the fair market value of a share of Common Stock on the Purchase Date. The fair market value of a share of Common Stock on a given date shall be determined (i) based on the average of the closing sale prices of a share of Common Stock for the ten (10) day trading period ending on the given date, as reported on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market and published in The Wall Street Journal, (ii) if no closing sale prices are reported during such ten (10) day trading period, based on the average of the mean of the bid and asked prices per share of Common Stock for such ten (10) day trading period, as reported on Nasdaq, (iii) if the Common Stock is listed on a stock exchange, based on the average of the closing sale prices of a share of Common Stock for the ten (10) day trading period ending on the given date, as reported in The Wall Street Journal, or (iv) if the Common Stock is not listed on Nasdaq or on a stock exchange, by the Board in its sole discretion.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on the Purchase Date of the Offering Period, and the maximum number of full and fractional shares subject to option will be purchased for him or her at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Stock Certificates; Cash Balances; Dividend Reinvestment.
            --------------------------------------------------------

         (a) Stock certificates will not be issued to participants for shares purchased on the Purchase Date. Shares purchased for a participant on a Purchase Date shall be held in an account for such participant under the Plan, and all rights accruing to an owner of record of such shares (including voting rights) shall belong to the participant for whose account such shares are held. A participant

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
may file a written election with the Company to withdraw some or all of the shares of Common Stock held in his or her account, in which case a stock certificate will be issued to such participant for such withdrawn shares.

         (b) Each participant in the Plan shall be deemed to have authorized the collection and accumulation of all dividends paid on shares held in his or her account and the application of such dividends to the purchase of additional full and fractional shares of Common Stock as of the dividend payment date, at its fair market value on such date (without any discount). Fair market value shall be determined as of the dividend payment date, in the manner set forth in
Section 7(b) hereof.

         10. Withdrawal; Termination of Employment.
             -------------------------------------

         (a) A participant may withdraw all, but not less than all, of the Contributions credited to his or her account under the Plan at any time prior to the Purchase Date of an Offering Period by giving written notice to the Company. All of such participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of such notice of withdrawal, and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

         (b) Upon termination of a participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account prior to the Purchase Date will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will automatically be terminated.

         (c) A participant who withdraws from an Offering Period will not be eligible to participate again in the Plan until the first anniversary of the Purchase Date of the Offering Period during which such participant withdrew from the Plan. The Board, or its committee established under Section 13 hereof, may waive the non- participation period in its sole discretion. A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company.

         11. No Interest. No interest shall accrue on the Contributions of a participant in the Plan.

         12. Stock.
             -----

         (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 250,000 shares, subject to adjustment upon changes in capitalization of the Company

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



as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee's account not applied to the purchase of Common Stock pursuant to this Section 12 shall be refunded on or promptly after the Purchase Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

         (b) No participant will have any interest or voting rights in any shares covered by his or her option until such option has been exercised.

         13. Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to (i) adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, (ii) construe and interpret the Plan, and (iii) make all other determinations necessary or advisable for the administration of the Plan. The Board, or a committee named by the Board, may engage a firm or entity to administer the Plan, subject to the Board's or committee's control and authority.

         14. Designation of Beneficiary.
             --------------------------

         (a) A participant may file with the Company a written designation of a beneficiary who is to receive any shares and/or cash, if any, from the participant's account under the Plan upon such participant's death.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of

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

an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

         16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Purchase Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         18. Adjustments Upon Changes in Capitalization; Corporate Transactions.
             ------------------------------------------------------------------

         (a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock affected without receipt of consideration by the Company.

         (b) Upon a proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

         (c) Upon a sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or

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

substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section 18, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent, equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

         (d) The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, if the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or if the Company is consolidated with or merged into any other corporation.

         19. Amendment or Termination.
             ------------------------

         (a) The Board may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent, if any, necessary to comply with Section 423 of the Code (or any successor provision) or any other applicable law or regulation, the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

         (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to permit payroll withholding in excess of the amount designated by a

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
participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from such participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All subscription agreements, designations, notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares.
             ----------------------------------

         (a) Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of Nasdaq or any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Effective Date; Term of Plan. The Plan was approved by the Board on December 18, 1996. Upon approval by the shareholders of the Company, the Plan will become effective and shall continue in effect for a term through June 30, 2007, unless sooner terminated under Section 19.

         23. Section 16. With respect to persons subject to Section 16 of the Exchange Act, this Plan is intended to be a "tax- conditioned plan" within the meaning of Rule 16b-3(c) and to otherwise comply with all applicable conditions of Rule 16b-3 (or any successor rule) under the Exchange Act. Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of Rule 16b-3(c).


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

         24. Captions. All section captions in this Plan are for convenience of reference only.

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